SUPPLEMENT Dated September 30, 2004

TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS

And

CALVERT INSTITUTIONAL (CLASS I) SHARES PROSPECTUS

CSIF Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
CWVF International Equity Fund
Calvert New Vision Small Cap Fund

Prospectus dated: January 31, 2004

CALVERT INCOME FUND AND SHORT DURATION INCOME FUND PROSPECTUS

And

CALVERT INSTITUTIONAL (CLASS I) SHARES PROSPECTUS

Calvert Income Fund
Calvert Short Duration Income Fund

Prospectus dated: January 31, 2004

Calvert Tax-Free Reserves Limited-Term Portfolio
Calvert Tax-Free Reserves Long-Term Portfolio
Calvert National Municipal Intermediate Fund
Calvert Tax-Free Reserves Vermont Municipal Portfolio

Prospectus dated: April 30, 2004

Calvert California Limited-Term Municipal Fund

Prospectus dated: April 30, 2004

The following supplements the disclosure under "redemption Fee" in the respective prospectuses for each of the above-named Funds or Portfolios (each, a "Fund"):

The Fund does not charge a redemption fee on exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund's transfer agent).  However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund's transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee. If the Fund or its transfer agent suspects any market timing activity in a retirement plan omnibus account, the Fund's transfer agent will seek full cooperation from the service provider maintaining the account to identify the underlying participant(s). Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending Securities and Exchange Commission redemption fee rules. Depending upon the nature of the Fund's shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

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